The following replaces similar information found on pages 18-19 under the heading "Sub-Advisers".

Gartmore Mutual Fund Capital Trust ("GMFCT"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, formed in 1999, is a wholly-owned subsidiary of Gartmore Global Investments, Inc.("Gartmore Global") As of March 31, 2004, GMFCT and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMFCT. On September 30, 2004, Coda Capital Management LLC ("Coda") became a wholly-owned subsidiary of Gartmore Global. Coda employees became employees of GMFCT.